                                                                EXHIBIT 99.1

                                AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     AMONG
                               GANNETT CO., INC.
                      COMBINED COMMUNICATIONS CORPORATION,
                             GANNETT TRANSIT, INC.,
                      SHELTER MEDIA COMMUNICATIONS, INC.,
                   GANNETT INTERNATIONAL COMMUNICATIONS, INC.,
                                      AND
                             OUTDOOR SYSTEMS, INC.,
                               DATED JULY 9, 1996
                          ("ASSET PURCHASE AGREEMENT")

        This Amendment No. 1 is made as of August 12, 1996 among the undersigned parties to the Asset Purchase Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement. The undersigned wish to amend the Asset Purchase Agreement to change the Closing Date, and in consideration of the mutual covenants agree as follows:

        1. Section 2.1 of the Asset Purchase Agreement is amended to read in its entirety as follows:

                "2.1 Time and Place of Closing. The closing (the "Closing") of the sale and purchase of the Assets and the Shares shall be held in the offices of Gannett at 1100 Wilson Boulevard, Arlington, Virginia 22234 on the date (the "Closing Date") that is the later of (i) August 26, 1996 or (ii) such other time and place as shall be mutually agreed upon by the parties."

        2. Upon the delivery of assignment documentation acceptable to Sellers on or prior to the Closing Date, Sellers hereby consent to the assignment by Buyer of its right to purchase the shares of stock of Mediacom Inc. and to assume liabilities under the Asset Purchase Agreement related to Mediacom Inc. to 3284085 Canada Inc., a wholly owned subsidiary organized under the laws of Canada or a province thereof; provided, however, that the assignment and assumption shall in no way relieve or release Buyer from its obligations under the Asset Purchase Agreement, and the Purchase Price shall be paid at Closing in a single wire transfer to Gannett Co., Inc.

        3. The terms of this Amendment No. 1 shall be in addition to and shall in no way impair the full force and effect of the Asset Purchase Agreement (except as specifically amended herein).

        4. This Amendment No. 1 may be executed by the parties in as many counterparts as may be deemed necessary and convenient and by the different parties on separate counterparts, each of which, when so executed, shall be
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deemed an original, but all such counterparts shall constitute but one and the same instrument.

        5. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

GANNETT INTERNATIONAL              GANNETT CO., INC.
 COMMUNICATIONS, INC.


By: /s/ Douglas H. McCorkindale    By: /s/  Douglas H. McCorkindale
        _______________________        ____________________________
        Douglas H. McCorkindale        Douglas H. McCorkindale
        President                      Vice Chairman


OUTDOOR SYSTEMS, INC.              COMBINED COMMUNICATIONS
                                    CORPORATION


By: /s/  William S. Levine          By: /s/  Douglas H. McCorkindale
    ___________________________        ____________________________
                                       Douglas H. McCorkindale
Title: Chairman                        President
       ________________________


                                   GANNETT TRANSIT, INC.


                                   BY: /s/  Douglas H. McCorkindale
                                       ____________________________
                                       Douglas H. McCorkindale
                                       Vice President


                                   SHELTER MEDIA COMMUNICATIONS,
                                    INC.


                                   By: /s/  Douglas H. McCorkindale
                                       ____________________________
                                       Douglas H. McCorkindale
                                       Vice President